POWER OF ATTORNEY

         WHEREAS, the undersigned officers and directors of Center Bancorp, Inc. desire to authorize John J. Davis and Anthony C. Weagley to act as their attorneys-in-fact and agents, for the purpose of executing and filing the registrant's registration statement described below, including all amendments and supplements thereto,

         NOW, THEREFORE,

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John J. Davis and Anthony C. Weagley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign the registrant's Registration Statement on Form S-3 registering 888,888 shares of the Common Stock of Center Bancorp, Inc. (the "Company") to be offered by certain stockholders of the Company, including any and all amendments and supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the 13th day of October, 2004.

Signature                           Title

/s/ Alexander A. Bol
-------------------                 Chairman of the Board
Alexander A. Bol

/s/ John J. Davis
-------------------                 President; Chief Executive Officer; Director
John J. Davis

/s/ Hugo Barth, III
-------------------                 Director
Hugo Barth, III

/s/ Brenda Curtis
-------------------                 Director
Brenda Curtis

/s/ Donald G. Kein
-------------------                 Director
Donald G. Kein

/s/ James J. Kennedy
-------------------                 Director
James J. Kennedy

/s/ Paul Lomakin, Jr.
-------------------                 Director
Paul Lomakin, Jr.

/s/ Eugene V. Malinowski
--------------------                Director
Eugene V. Malinowski

/s/ Herbert Schiller
--------------------                Director
Herbert Schiller

/s/ Norman F. Schroeder
--------------------                Director
Norman F. Schroeder

/s/ William A. Thompson
--------------------                Director
William A. Thompson

/s/Anthony C. Weagley
--------------------                Principal Accounting and Financial Officer
Anthony C. Weagley

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